BY-LAWS OF UNICORN REAL ESTATE HOLDINGS, INC.

A DELAWARE CORPORATION

ARTICLE I - REGISTERED AGENT AND REGISTERED OFFICE

Section 1. The registered office of the corporation in the State of Delaware shall be 16192 Coastal Highway, in the city of Lewes, County of Sussex. The registered agent in charge thereof shall be Harvard Business Services, Inc.

Section 2. The corporation may also have offices at such other places as the Board of Directors may from time to time designate, in any State or Country around the world.

ARTICLE II SEAL

Section 1. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware" or "Seal Delaware".

ARTICLE III - STOCKHOLDERS MEETINGS

Section 1. Meetings of stockholders may be held at any place, either within or without the State of Delaware and the USA, as may be selected from time to time by the Board of Directors.

Section 2. Regular Meetings: Regular meetings of the stockholders shall be held without notice according to the schedule of the regular meetings of the stockholders which shall be distributed to each stockholder at the first meeting each year. The regular meetings shall be held at such place as shall be determined by the Board. Regular meetings shall not be required if deemed unnecessary by the Board.

Section 3. Election of Directors: Elections of the Directors of the corporation need not be by written ballot, in accordance with the Delaware General Corporation Law (DGCL).

Section 4. Special Meetings: Special meetings of the stockholders may be called at any time by the president, or the Board of Directors, or stockholders entitled to cast at least one-fifth of the votes which all stockholders are entitled to cast at the particular meeting. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the secretary to fix the date, place and time of the meeting, to be held not more than thirty days after the receipt of the request, and to give due notice thereof to all the persons entitled to vote at the meeting. Business at all special meetings shall be confined to the objects stated in the call and the matters germane thereto, unless all stockholders entitled to vote are present and consent. Written notice of a special meeting of stockholders stating the time and place of the meeting, and the object thereof, shall be given to each stockholder entitled to vote at least 15 days prior, unless a greater period of notice is required by statute in a particular case.

Section 5. Quorum: A majority of the outstanding shares of the corporation entitled to vote, represented in a person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than

a majority of the outstanding shares entitled to vote is represented at a meeting, a majority of the shares so represented, may adjourn the meeting at any time without further notice. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 6. Proxies: Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after one year from its date, unless the proxy provides for a longer period, as allowable by law. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. All proxies shall be filed with the Secretary of the meeting before being voted upon.

Section 7. Notice of Meetings: Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Section 8. Consent In Lieu of Meetings: Any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 9. List of Stockholders: The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. No share of stock of which any installment is due and unpaid shall be voted at any meeting. The list shall not be open to the examination of any stockholder, for any purpose, except as required by Delaware law. The list shall be kept either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

ARTICLE IV - DIRECTORS

Section 1. The business and affairs of this corporation shall be managed by its Board of Directors. Each director shall be elected for a term of one year, and until his successor shall qualify or until his earlier resignation or removal.

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Section 2. Regular Meetings: Regular meetings of the Board of Directors shall be held without notice according to the schedule of the regular meetings of the Board of Directors which shall be distributed to each Board member at the first meeting each year. The regular meetings shall be held at such place as shall be determined by the Board. Regular meetings, in excess of the one Annual meeting (Art. III Sec. 2) shall not be required if deemed unnecessary by the Board.

Section 3. Special Meetings: Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors on 5 days' notice to all directors, either personally or by mail, courier service, E-Mail or telecopy; special meetings may be called by the President or Secretary in like manner and on like notice by written request to the Chairman of the Board of Directors.

Section 4. Quorum: A majority of the total number of directors shall constitute a quorum of any regular or special meetings of the Directors for the transaction of business.

Section 5. Consent In Lieu of Meeting: Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. The Board of Directors may hold its meetings, and have an office or offices anywhere in the world, within or outside of the state of Delaware.

Section 6. Conference Telephone: Directors may participate in a meeting of the Board, of a committee of the Board or of the stockholders, by means of voice conference telephone or video conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in this manner shall constitute presence in person at such meeting.

Section 7. Compensation: Directors as such shall not receive any stated salary for their services, but by resolution of the Board, a fixed sum per meeting and any expenses of attendance, may be allowed for attendance at each regular or special meeting of the Board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

Section 8. Removal: A director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, in accordance with the laws of Delaware.

ARTICLE V - OFFICERS

Section 1. The executive officers of the corporation shall be chosen by the Board of Directors. They shall be President, Secretary, Treasurer, one or more Vice Presidents and such other officers as the Board of Directors shall deem necessary. The Board of Directors may also choose a Chairman from among its own members. Any number of offices may be held by the same person.

Section 2. Salaries: Salaries of all officers and agents of the corporation shall be determined and fixed by the Board of Directors.

Section 3. Term of Office: The officers of the corporation shall serve at the pleasure of the Board of Directors and shall hold office until their successors are chosen and have qualified. Any officer or agent elected or appointed by the Board may be removed by the Board of Directors whenever, in its judgment, the best interest of the corporation will be served thereby.

Section 4. President: The president shall be chief executive officer of the corporation; he shall preside at all meetings of the stockholders and directors; he shall have general and active management of the business of the corporation. He shall be EXOFFICIO a member of all committees, and shall have the general power and duties of supervision and management, as defined by the Board of Directors.

Section 5. Secretary: The Secretary shall attend all sessions of the board and all meetings of the stockholders and act as clerk thereof, and record all votes of the corporation and the minutes of all its transactions in a book to be kept for that purpose, and shall perform like duties for all the committees of the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and such other duties as may be prescribed by the Board of Directors or President, under whose supervision shall be. He shall keep in safe custody the corporate seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it.
Section 6. Treasurer: The treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall keep the moneys of the corporation in a separate account to the credit of the corporation. He shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation.

ARTICLE VI - VACANCIES

Section 1. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, shall be filed by the Board of Directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or cause, the corporation should have no directors in office, then any officer or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of these bylaws.

Section 2. Resignations Effected at Future Date: When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

ARTICLE VII - CORPORATE RECORDS

Section 1. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its minute of

Stockholder meetings for the past two years. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office or at its principal place of business.

ARTICLE VIII - STOCK CERTIFICATES, DIVIDENDS, ETC.

Section 1. The stock certificates of the corporation shall be numbered and registered in the Stock Transfer Ledger and transfer books of the corporation as they are issued. They shall bear the corporate seal and shall be signed by the President and the Secretary.

Section 2. Transfers: Transfers of the shares shall be made on the books of the corporation upon surrender of the certificates therefore, endorsed by the person named in the certificate or by attorney, lawfully constituted in writing. No transfer shall be made which is inconsistent with applicable law.

Section 3. Lost Certificate: The corporation may issue a new stock certificate in place of any certificate theretofore signed by it, alleged to have been lost, stolen, or destroyed.

Section 4. Record Date: In order that the corporation may determine stockholders entitled to notice of or to vote at any meeting of stockholders on any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days prior to any other action. If no record date is fixed: (a)The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if the notice is waived, at the close of the business on the day next preceding the day on which the meeting is held. (b)The record date for which determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. (c)The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (d)A determination of stockholders of record entitled to notice of or vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5. Dividends: The Board of Directors may declare and pay dividends upon the outstanding shares of the corporation from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Certificate of Incorporation.

Section 6. Reserves: Before payment of any dividend there may be set aside out of the net profits of the corporation such sum or sums as the directors, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining the property of the corporation, or for such other purpose as the directors shall think

conducive to the interests of the corporation, and the directors may abolish any such reserve in the manner in which it was created.

ARTICLE IX - MISCELLANEOUS PROVISIONS

Section 1. Checks: All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

Section 2. Fiscal Year: The fiscal year shall begin on the first day of January of every year, unless this section is amended according to Delaware Law.

Section 3. Notice: Whenever written notice is required to be given to any person, it may be given to such a person, either personally or by sending a copy thereof through the mail, or by telecopy (FAX), or by telegram, charges prepaid, to his address appearing on the books of the corporation of the corporation, or supplied by him to the corporation to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office for transmission to such person. Such notice shall specify the place, day and hour of meeting and, in the case of a special meeting of stockholders, the general nature of business to be transacted.

Section 4. Waiver of Notice: Whenever any written notice is required by statue, or by Certificate or the by-laws of this corporation a waiver thereof in writing, signed by the person or persons entitled to such a notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of stockholders, neither the business to be transacted nor the purpose of the meeting need be specified in the waiver of notice of such meeting. Attendance of a person either in person or by proxy at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was unlawfully convened.

Section 5. Disallowed Compensation: Any payments made to an officer or employee of the corporation such as a salary, commission, bonus, interest, rent, travel or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each amount disallowed in lieu of payment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the corporation has been recovered.

Section 6. Resignations: Any director or other officer may resign at any time, such resignation to be in writing, and to take effect from the time of its receipt by the corporation, unless some time to be fixed in the resignation and then from that date. The acceptance of a resignation shall not be required to make it effective.

ARTICLE X - LIABILITY

Section 1. Stockholder liability is limited to the stock held in the corporation.

Section 2. No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Eighth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE XI - AMENDMENTS

Section 1. These bylaws may be amended or repealed by the vote of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast thereon, at any regular or special meeting of the stockholders, duly convened after notice to the stockholders of that purpose.

Adopted this 3rd day of May, 2018 by the Incorporators or Board of Directors.

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Secretary

Attest:

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President

MINUTES OF
THE ORGANIZATIONAL MEETING OF THE BOARD OF DIRECTORS
OF
UNICORN REAL ESTATE HOLDINGS, INC.

A Delaware Corporation

The Organizational Meeting of **UNICORN REAL ESTATE HOLDINGS, INC.** is hereby convened on this 2nd day of May upon observation that the Articles of Incorporation were accepted for filing by the Secretary of State of Delaware on the 3rd day of May, 2018.

Present at this meeting and acting entirely in accordance with the wishes and instructions of the owners of the corporation is GUILLERMO D JALIL, Initial Director and incorporator as identified in the Articles of incorporation, has relinquished control of the corporation through his Written Consent.

In accordance with instructions from the owners of the corporation, it is hereby **RESOLVED** that **Peter Herbert Koch (President)** and **Cecil Franklin Speight (Secretary/Treasurer)** shall be each and all of the corporation's current officers and its directors.
It is **FURTHER RESOLVED** that there shall be no need for "meetings of one" and that all significant decisions made for the corporation should be recorded in the form of corporate resolutions.

It is **FURTHER RESOLVED** that all significant decisions made on behalf of the corporation shall be made in accordance with the laws of the State of Delaware, the Articles of Incorporation and the Bylaws, as may be amended from time to time.

It is **FURTHER RESOLVED** that the Bylaws of the corporation shall be adopted and become effective as of the date of this meeting.

These minutes are hereby acknowledged as the full and comp1ete record of the, Organizational Meeting, **UNICORN REAL ESTATE HOLDINGS, INC.,** on this 2nd day of May, 2018.

DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all or a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following resolutions relating to,

ISSUANCE OF STOCK

Whereas the board of Directors has not issued any of the stock of the corporation and there being no stockholders of the corporation, it is hereby **RESOLVED** that there shall be no annual meeting of the stockholders until such time as stock is issued.

It is also **RESOLVED** that a special meeting of the Directors and stockholders shall be called within 30 days of the issuance of stock, at which time the stockholders shall elect The Board of Directors and re-establish the date for annual meetings, pursuant to the corporation's articles and bylaws.

Whereas Directors cannot be elected by stockholders at an annual meeting, there being no stockholders, it is further **RESOLVED** that each Director shall serve indefinitely, or until replaced or relieved of responsibility through other corporate procedures.

IN WITNESS WHEREOF, the undersigned have affixed their signatures this 2nd day of May, 2018.

DIRECTOR

DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all or a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following resolutions relating to,

ISSUANCE OF STOCK

Whereas the board of Directors has not issued any of the stock of the corporation and there being no stockholders of the corporation, it is hereby **RESOLVED** that there shall be no annual meeting of the stockholders until such time as stock is issued.

It is also **RESOLVED** that a special meeting of the Directors and stockholders shall be called within 30 days of the issuance of stock, at which time the stockholders shall elect The Board of Directors and re-establish the date for annual meetings, pursuant to the corporation's articles and bylaws.

Whereas Directors cannot be elected by stockholders at an annual meeting, there being no stockholders, it is further **RESOLVED** that each Director shall serve indefinitely, or until replaced or relieved of responsibility through other corporate procedures.

IN WITNESS WHEREOF, the undersigned have affixed their signatures this 2nd day of May 2018.



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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all or a quorum of the Directors of the corporation, do hereby consent in writing, according to the laws of the State of Delaware, to the adoption of the following resolutions relating to:

ALTERNATE DIRECTORS

Whereas continuity of corporate directorship is desirable, it is **RESOLVED** that each Director shall have the power to appoint an Alternate Director, who will take the place of that Director in the event of incapacitation or death.

It is further **RESOLVED** that the following Alternate Director(s) should be and are hereby identified within the corporate records, to be called upon by the corporation as needed:

DIRECTOR	ALTERNATE DIRECTOR
DIRECTOR	ALTERNATE DIRECTOR
DIRECTOR	ALTERNATE DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all or a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of Delaware, to the adoption of the following resolutions relating to:

CONTRACT CORPORATE DIRECTOR/OFFICER SERVICE

In the interests of privacy felt desirable to do honorable, good business and because the use of "Contract Corporate Director/Officer Service" ("CCDOS") has been an accepted practice within Delaware for decades in various forms, it is hereby **RESOLVED** that the corporation may use the services of a professional CCDOS, who shall have no power within the corporation but shall sign the annual reports, contracts, agreements and disclosures, necessary to conduct business, at the direction by the another officer or stockholders of the corporation. Any documents signed by the contract officer will NOT express or imply a personal guarantee of liability on behalf of the CCDOS. The CCDOS is Guillermo Daniel Jalil.

The purpose of the CCDOS is to provide protection from unwelcome solicitations, assistance with the fielding of phone calls, removing junk mail from correspondence, protection from identity theft and abusive use of the public record, and consulting on how to protect the corporate veil. This CCDOS shall not own any shares of stock in any form whatsoever, directly or indirectly.

The contract officer has no authority to pay taxes owed. The contract officer does not have any authority or control over the corporation's finances.

Whereas the undersigned has agreed to serve as the Director and other officer positions, it is **HEREBY RESOLVED** that he cannot convey or transfer assets of any kind, for any consideration whatsoever, or enter into any debt or obligation, or gift any assets of the corporation for any reason, without the expressed authorization of the stockholders, or their assigns. Nor can the CCDOS enter into any obligations, contracts, agreements, or representations without the unanimous written consent of the stockholders. All agreements entered into by the Director are not effective and are not valid, unless said authorization is provided in written form. Any failure of the Director to obtain this unanimous authorization shall make him completely and personally liable for all debt, liabilities, representations and obligations, as produced by the unauthorized actions.

Whereas the CCDOS has no other function within the Corporation and no connection to its operations, it is further **RESOLVED** that the corporation shall indemnify and hold harmless the CCDOS.
The CCDOS agrees that he has NO beneficial interest in the corporation. The CCDOS does NOT own or hold stock votes of the corporation. Furthermore, the CCDOS CANNOT write checks, or other negotiable instruments to himself, or any entity he directly or indirectly controls, when serving as Treasurer of the corporation, fiduciary, or signer, on any of the corporation's financial or other accounts. As of this date the CCDOS is not authorized to open any account for which he shall serve as a signer or fiduciary on said account.

IN WITNESS WHEREOF, the undersigned have affixed their signatures this 2nd day of May, 2018.

DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned representing all of a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following

APPOINTMENT OF OFFICERS

RESOLVED that the following named and signed individuals are hereby appointed officers of the corporation in the capacities indicated.

The undersigned, appointed officers hereby acknowledge that their signatures constitute acceptance of the offices herein appointed:

President **Peter Herbert Koch**, who signs______________

Vice President **Cecil Franklin Speight**, who signs______________

Secretary **Cecil Franklin Speight**, who signs______________

Treasurer **Cecil Franklin Speight**, who signs______________

IN WITNESS WHEREOF, the undersigned have affixed their signatures this 2nd day of May 20 18.

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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all of a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following

APPOINTMENT OF ASSISTANT VICE PRESIDENT

In the interests of maintaining corporate privacy conducive to doing good business, it is hereby RESOLVED that the following named and signed person is hereby appointed Assistant Vice President of the corporation.

It is further RESOLVED that the Assistant Vice President shall have all of the duties, powers and responsibilities of the President in the President's absence and that the Assistant Vice President may hold any other offices to which the Board might appoint them. It is also RESOLVED that the corporation shall fully indemnify and hold harmless the Assistant Vice President to the limits of the law.

The undersigned hereby acknowledge that their signatures constitute acceptance of the office herein appointed:

______________________________, who signs ____________________________

IN WITNESS WHEREOF, the undersigned have affixed their signatures this ____ day of ____________________, 20___.

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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all of a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following

APPOINTMENT OF SENIOR VICE PRESIDENT

In the interests of maintaining corporate privacy conducive to doing good business, it is hereby RESOLVED that the following named and signed person is hereby appointed Senior Vice President of the corporation.

All of the powers of Director, President, Vice President, Treasurer, and Secretary are vested in the position of the Senior Vice President. Furthermore, the Senior Vice President is hereby authorized to open and use bank accounts and engage in all business transactions to the limits of the law.

It is further RESOLVED that the Senior Vice President shall have all of the duties, powers and responsibilities of the President in the President's absence and that the Senior Vice President may hold any other offices to which the Board might appoint them. It is also RESOLVED that the corporation shall fully indemnify and hold harmless the Senior Vice President to the limits of the law.

The undersigned hereby acknowledge that their signatures constitute acceptance of the office herein appointed:

______________________________, who signs ___________________________

IN WITNESS WHEREOF, the undersigned have affixed their signatures this ____ day of ______________________, 20___.

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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all of a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following resolutions relating to:

PER DIEM EXPENSES

Whereas the directors, officers, agents and employees of the corporation do from time to time incur expenses while traveling in service to the corporation and whereas the maintenance of detailed expense accounts has proven to be burdensome and often under-reported due to lost receipts and expense statements, it is hereby **RESOLVED** that the corporation shall pay to all such individuals *per diem* rates for such expenses.

It is further **RESOLVED** that the *per diem* allowance paid shall be in accordance with the allowable federal rate for the locality where the director, officer, employee or agent of the corporation stops or stays, as specified in IRS publication 1342, "Per Diem Rates".

And it is further **RESOLVED** that if actual experiences exceed one *per diem* rate so specified, the director, officer, agent or employee shall be entitled to remit receipts for the actual expenses and to receive full reimbursement for same, in lieu of the *per diem* allowance which otherwise would be paid.

IN WITNESS WHEREOF, the undersigned have affixed their signatures this 2nd day of May, 2018.

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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all of a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following:

APPOINTMENT OF ASSISTANT TREASURER

In the interests of maintaining corporate privacy conducive to doing good business, it is hereby **RESOLVED** that the following named and signed person is hereby appointed Assistant Treasurer of the corporation.

It is further **RESOLVED** that the Assistant Treasurer shall have no duties or responsibilities other than the signing of checks as required and only as and when presented with such checks to sign by a senior officer of the corporation. It is also **RESOLVED** that the corporation shall fully indemnify and hold harmless the Assistant Treasurer to the limits of the law.

It is further **RESOLVED** that the corporation may use a facsimile of the Assistant Treasurer's signature, electronically or otherwise affixed to the company's checks. The undersigned hereby acknowledges that their signature constitutes acceptance of the office herein appointed.

The undersigned hereby acknowledges that their signature constitutes acceptance of the office herein appointed:

____________________________, who signs __________________________
Assistant Treasurer

IN WITNESS WHEREOF, the undersigned have affixed their signatures this _____ day of __________________, 20___.

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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF THE BOARD OF DIRECTORS OF

UNICORN REAL ESTATE HOLDINGS, INC.

The undersigned, representing all of a quorum of the Directors of the corporation, do hereby consent in writing, pursuant to the laws of the State of Delaware, to the adoption of the following:

APPOINTMENT OF ASSISTANT SECRETARY

In the interests of maintaining corporate privacy conducive to doing good business, it is hereby **RESOLVED** that the following named and signed person is hereby appointed Assistant Secretary of the corporation.

It is further **RESOLVED** that the Assistant Secretary shall have no duties or responsibilities other than the signing of checks as required and only as and when presented with such checks to sign by a senior officer of the corporation. It is also **RESOLVED** that the corporation shall fully indemnify and hold harmless the Assistant Treasurer to the limits of the law.

It is further **RESOLVED** that the corporation may use a facsimile of the Assistant Secretary's signature, electronically or otherwise affixed to the company's checks. The undersigned hereby acknowledges that their signature constitutes acceptance of the office herein appointed.

The undersigned hereby acknowledges that their signature constitutes acceptance of the office herein appointed:

______________________________, who signs ______________________________
Assistant Secretary

IN WITNESS WHEREOF, the undersigned have affixed their signatures this _____ day of ____________________, 20___.

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DIRECTOR

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DIRECTOR

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DIRECTOR

RESOLUTION OF BOARD OF DIRECTORS FOR

THE AUTHORIZATION OF TREASURER TO OPEN AND USE ACCOUNTS

For

UNICORN REAL ESTATE HOLDINGS, INC.

A Delaware Corporation

The Treasurer of the corporation is authorized to select one or more banks, trust companies, brokerage companies or other depositories, and to establish financial accounts in the name of the corporation. The treasurer and other persons designated by the treasurer are authorized to deposit corporate funds in these accounts. However, only the treasurer is authorized to withdraw funds from these accounts on behalf of the corporation.

The treasurer is further authorized to sign appropriate account authorization forms as may be required by financial institutions to establish and maintain financial accounts. The treasurer shall submit a copy of any completed account authorization forms to the secretary of the corporation, who shall attach the forms to this resolution and place them in the corporate records book.

It was upon further motion made and seconded that it be further VOTED: That **Cecil Franklin Speight** in the capacity of Treasurer of the Corporation is empowered, authorized and directed to execute, deliver and accept any and all documents and undertake all acts reasonably required or incidental to accomplish the foregoing vote, all such terms and conditions as he or she in his or her discretion deems to be the in the best interests of the Corporation.

Adopted by the Board of Directors on 2nd of May, 2018.

DIRECTOR

RESOLUTION OF BOARD OF DIRECTORS FOR

THE AUTHORIZATION OF TREASURER TO OPEN AND USE ACCOUNTS

For

UNICORN REAL ESTATE HOLDINGS, INC.

A Delaware Corporation

Cecil Franklin Speight HEREBY RESIGNS as Treasurer of the corporation and RESIGNS as signer on accounts. The account(s) are to remain opened and under the authority of the NEW Treasurer, identified as ______________________.

The Treasurer of the corporation is authorized to select one or more banks, trust companies, brokerage companies or other depositories, and to establish financial accounts in the name of the corporation. The treasurer and other persons designated by the treasurer are authorized to deposit corporate funds in these accounts. However, only the treasurer is authorized to withdraw funds from these accounts on behalf of the corporation.

The treasurer is further authorized to sign appropriate account authorization forms as may be required by financial institutions to establish and maintain financial accounts. The treasurer shall submit a copy of any completed account authorization forms to the secretary of the corporation, who shall attach the forms to this resolution and place them in the corporate records book.

It was upon further motion made and seconded that it be further VOTED: That ______________________ in the capacity of Treasurer of the Corporation is empowered, authorized and directed to execute, deliver and accept any and all documents and undertake all acts reasonably required or incidental to accomplish the foregoing vote, all such terms and conditions as he or she in his or her discretion deems to be the in the best interests of the Corporation.

Adopted by the Board of Directors on ____ of ______________, 20___

DIRECTOR